Intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible assets	12 Intangible assets
(a) Overview of intangible assets

					2024
	Trademarks and similar intangibles £m	Goodwill £m	Computer software £m	Assets in the course of development £m	Total £m
1 January
Cost	78,848	46,021	1,408	110	126,387
Accumulated amortisation and impairment	(24,847)	(4,930)	(1,048)	—	(30,825)
Net book value at 1 January	54,001	41,091	360	110	95,562
Differences on exchange	915	77	(1)	(1)	990
Additions
– internal development	—	—	—	80	80
– separately acquired	95	—	—	15	110
Reallocations	—	—	40	(40)	—
Amortisation charge	(1,652)	—	(120)	—	(1,772)
Impairment	(646)	(39)	(9)	—	(694)
31 December
Cost	80,277	46,169	1,299	165	127,910
Accumulated amortisation and impairment	(27,564)	(5,040)	(1,029)	(1)	(33,634)
Net book value at 31 December	52,713	41,129	270	164	94,276

					2023
	Trademarks and similar intangibles £m	Goodwill £m	Computer software £m	Assets in the course of development £m	Total £m
1 January
Cost	83,454	48,488	1,379	153	133,474
Accumulated amortisation and impairment	(2,851)	(532)	(1,005)	(11)	(4,399)
Net book value at 1 January	80,603	47,956	374	142	129,075
Differences on exchange	(3,431)	(2,251)	(4)	1	(5,685)
Additions
– internal development	—	—	—	75	75
– separately acquired	59	—	—	3	62
Reallocations	2	—	115	(111)	6
Amortisation charge	(237)	—	(120)	—	(357)
Impairment	(22,995)	(4,614)	(5)	—	(27,614)
31 December
Cost	78,848	46,021	1,408	110	126,387
Accumulated amortisation and impairment	(24,847)	(4,930)	(1,048)	—	(30,825)
Net book value at 31 December	54,001	41,091	360	110	95,562
(b) Goodwill
Goodwill of £41,129 million (2023: £41,091 million) is included in intangible assets in the balance sheet of which the following are the significant acquisitions: Reynolds American £31,491 million (2023: £30,938 million); Rothmans Group £4,091 million (2023: £4,274 million);
Imperial Tobacco Canada £2,229 million (2023: £2,386 million); ETI (Italy) £1,363 million (2023: £1,428 million) and ST (principally
Scandinavia) £1,024 million (2023: £1,074 million). The principal allocations of goodwill in the Rothmans acquisition are to the cash-
generating units of Europe and South Africa, with the remainder relating to operations in APMEA.
During 2024, there was £39 million goodwill impairment (2023: £4,614 million) as explained in note 12(e)(v) below.
(c) Trademarks and similar intangibles
Trademarks and similar intangibles with indefinite lives
The net book value of trademarks and similar intangibles with indefinite lives is £9,832 million (2023: £51,930 million) and relates to the acquisition of Reynolds American. Following the redesignation of Newport, Camel, Natural American Spirit and Pall Mall as definite-lived from 1 January 2024, the remaining indefinite-lived brands include Camel Snus and Grizzly. The trademarks acquired form the core focus of the U.S. oral business and receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. The Grizzly trademark has significant market share and positive cash flow expectations. There are no regulatory or contractual restrictions on the use of the trademark, and there are no plans by Management to significantly redirect resources elsewhere.
As explained in note 12(e)(ii), as a result of accelerated volume loss to Modern Oral, an impairment of £646 million in respect of Camel
Snus has been recognised and Management have concluded that it is appropriate to redesignate Camel Snus as definite-lived from
1 January 2025 (2024: indefinite-lived, 2023: indefinite-lived) with an estimated life of 20 years to be amortised on a straight-line basis.
Trademarks and similar intangibles with definite lives
The majority of trademarks and similar intangibles with definite lives relate to trademarks acquired in previous years. These trademarks are amortised on a straight-line basis over their expected useful lives, which do not exceed 30 years. Included in the net book value of trademarks and similar intangibles with definite lives are trademarks relating to the acquisition of Reynolds American £42,605 million
(2023: £1,809 million) including Newport, Camel, Natural American Spirit and Pall Mall which were redesignated as definite-lived from
1 January 2024 (2023: indefinite-lived) with an estimated life of between 20-30 years. These trademarks are part of the Group’s Strategic
Portfolio of key brands and form the core focus of the U.S. combustibles business and receive significant support in the form of dedicated internal resources, forecasting and, where appropriate, marketing investment. These trademarks have significant market share and positive cash flow expectations. There are no regulatory or contractual restrictions on the use of the trademarks, and there are no plans by Management to significantly redirect resources elsewhere.
The below table shows the change in carrying value for the key definite-lived brands relating to the acquisition of Reynolds American.

	Carrying amount 1 January £m	Differences on exchange £m	Amortisation Charge £m	Carrying amount 31 December £m
Definite-lived intangibles
Newport	20,753	358	(690)	20,421
Camel	7,822	134	(260)	7,696
Pall Mall	2,608	44	(130)	2,522
Natural American Spirit	10,439	180	(347)	10,272
Other	1,809	29	(144)	1,694
Total	43,431	745	(1,571)	42,605
(d) Computer software and assets in the course of development
Included in computer software and assets in the course of development are internally developed assets with a carrying value of
£398 million (2023: £450 million). The costs of internally developed assets include capitalised expenses of employees working full time on software development projects, third-party consultants and software licence fees from third-party suppliers.
The Group has £5 million of future contractual commitments (2023: £2 million) related to intangible assets.
(e) Impairment testing
(i) Overview
a. Estimation uncertainty
As described in note 1, the critical accounting estimates used in the preparation of the consolidated financial statements include the review of asset values, especially indefinite-lived assets such as goodwill and certain trademarks and similar intangibles.
There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the assessment of the recoverability of these assets, with the effect that the value-in-use and fair value calculations incorporate estimation uncertainty, particularly for certain assets held in relation to the U.S. market.
b. Impact of climate change
The impact of climate change has been considered in preparation of the financial statements. For impairment testing and valuation purposes, the Group have included certain climate-related costs within the discounted cash flow forecast for impairment assessment.
The Group also completed scenario analyses of the potential impact of climate change-related risks. This sensitised discounted cash flow included climate-related product taxes and carbon taxes within the future cash flows and resulted in no material adverse impact to the impairment assessment.
(ii) Impairment testing - Trademarks and similar intangibles with indefinite lives (brands)
The trademarks and similar intangibles with indefinite lives (brands) have been tested for impairment with recoverable amounts estimated on the basis of fair value less cost of disposal and classified as level 3 within the fair value hierarchy. The fair value calculations use cash flows based on detailed brand budgets prepared by Management using projected sales volumes and pricing (net revenue) and projected brand profitability covering a five-year horizon and, thereafter, grown into perpetuity. A tax amortisation benefit factor is then applied to incorporate the additional value a market participant would derive in an asset acquisition scenario. Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on revenue. The discount rates and long-
term growth rates applied to the brand fair value calculations have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations. As the trademarks and similar intangibles with indefinite lives relate to the acquisition of Reynolds American, the brand budgets used in the fair value calculations have also been incorporated into the budget information used in the impairment testing of Reynolds American goodwill.
As a result of accelerated volume loss to Modern Oral, an impairment of £646 million in respect of Camel Snus has been recognised.
The below table indicates the key assumptions used in assessing the indefinite-lived brands for impairment.

			2024			2023
	Carrying amount £m	Volume 5 Year CAGR**	Pre-tax discount rate* %	Carrying amount £m	Volume 5 Year CAGR	Pre-tax discount rate %
Indefinite-lived intangibles
Camel Snus	459	(10.1)%	8.6	1,099	(5.4)%	7.8
Grizzly	9,373	7.6%	7.6	9,209	(3.9)%	7.8
Total	9,832			10,308
Notes:
*For the purpose of the current year impairment assessment, the recoverable amount for Camel Snus is estimated on the basis of fair value less cost of disposal and has been prepared based on a five-year risk adjusted cash flow forecast, supplemented by a forecast on a discrete period basis reflecting the revised useful economic life effective 1 January 2025 to support the long term growth rate. Valuations derived from applying post-tax discount rates to post-tax cash flows are aligned to those that would arise from applying pre-tax discount rates to pre-tax cash flows.
**Volume five-year CAGR is calculated by reference to the first five years annual volumes in the fair value less cost of disposal model against the 2024 baseline. The increase in volume 5 year CAGR for the Grizzly brand reflects the inclusion of the Modern Oral product launched under the brand during 2024.
Concurrent to the impairment assessment, and reflecting Management's revised volume projections, Management have concluded that it is appropriate to redesignate Camel Snus as definite-lived from 1 January 2025 (2024: indefinite-lived, 2023: indefinite-lived) with an estimated life of 20 years to be amortised on a straight-line basis. The annual increase to amortisation as a result of this change is expected to be £23 million.
Refer to note 12(e)(vi) for more details on impairment testing.
(iii) Impairment testing - Trademarks and similar intangibles with definite lives (brands)
Whilst no impairment triggers were identified, as noted in note12(e)(vi), the cash flow forecasts for the definite-lived brands have been incorporated in the impairment test for the goodwill associated with the Reynolds CGU. These brands have therefore been tested for impairment with recoverable amounts estimated on the basis of fair value less cost of disposal and classified as level 3 within the fair value hierarchy. The fair value calculations use cash flows based on detailed brand budgets prepared by management using projected sales volumes and pricing (net revenue) and projected brand profitability covering a five-year horizon. Thereafter volume decline, pricing and margin assumptions are extrapolated over the remaining useful life. A tax amortisation benefit factor is then applied to incorporate the additional value a market participant would derive in an asset acquisition scenario. Corporate costs are allocated to the brand budgets based on either specific allocations, where appropriate, or based on revenue. The discount rates applied to the definite-lived brand fair value calculations have been determined by local management based on experience, specific market and brand trends and pricing and cost expectations.
The below table indicates the key assumptions used in assessing the definite-lived brands for impairment.

			2024			2023
	Carrying amount £m	Volume 5 Year CAGR*	Pre-tax discount rate %	Carrying amount £m	Volume 5 Year CAGR	Pre-tax discount rate %
Definite-lived intangibles
Newport	20,421	(12.5)%	8.6	20,753	(11.3)%	8.7
Camel	7,696	(12.6)%	8.6	7,822	(12.3)%	8.9
Pall Mall	2,522	(3.0)%	8.8	2,608	(18.8)%	9.4
Natural American Spirit	10,272	(8.1)%	7.9	10,439	(7.6)%	7.9
Total	40,911			41,622
Note:
*Volume five-year CAGR is calculated by reference to the first five years’ annual volumes used in discounted cash flow model against the 2024 baseline.
The above table indicates a marginal decline in volume five-year CAGR compared to 2023 except for Pall Mall which has improved due to increased promotional support and growth within the branded value segment.
Refer to note 12(e)(vi) for more details on impairment testing in respect of these brands.
(iv) Cash generating units and information on goodwill impairment testing
In 2024, goodwill was allocated for impairment testing purposes to 17 (2023: 17) individual cash-generating units (CGUs) – one in the U.S.
(2023: one), nine in AME (2023: nine) and seven in APMEA (2023: seven).
For the purpose of impairment testing, goodwill has been attributed to the following cash-generating units:

		2024		2023
	Carrying amount £m	Pre-tax discount rate %	Carrying amount £m	Pre-tax discount rate %
Cash-generating unit
Reynolds American	31,491	9.0	30,938	9.6
Europe	5,358	6.7	5,596	6.6
Canada	2,229	9.8	2,386	20.3
Australia	662	7.9	717	7.3
South Africa	186	10.7	189	14.3
Singapore	376	8.4	382	7.4
GTR	249	7.1	253	7.6
Malaysia	187	10.6	217	10.2
Peru	74	8.7	73	12.4
Other	317	8.4	340	6.7
Total	41,129		41,091
Included within ‘Other’ above is goodwill arising on various acquisitions that have been allocated to eight cash-generating units which are, individually, insignificant. The pre-tax discount rate represents the weighted average pre-tax discount rate.
During 2024, the Group recognised a total impairment charge to goodwill of £39 million (2023: £4,614 million).
The recoverable amounts of all cash-generating units have been determined on a value-in-use basis. The key assumptions for the recoverable amounts of all units are the projected sales volumes and pricing (net revenues) and long-term growth rates, which directly impact the cash flows, and the discount rates used in the calculation. The long-term growth rate is used purely for the impairment testing of goodwill under IAS 36 Impairment of Assets and does not reflect long-term planning assumptions used by the Group for investment proposals or for any other assessments.
Post-tax discount rates were used in the impairment testing, based on the Group’s weighted average cost of capital, taking into account the cost of capital and borrowings, to which specific market-related premium adjustments are made. These adjustments are derived from external sources and are based on the spread between bonds (or credit default swaps, or similar indicators) issued by the relevant local (or comparable) government, adjusted for the Group’s own credit market risk. Valuations derived from applying post-tax discount rates to post-tax cash flows are aligned to those that would arise from applying pre-tax discount rates to pre-tax cash flows. For ease of use and consistency in application, these results are periodically calibrated into bands based on internationally recognised credit ratings.
This applies to all CGUs with the exception of Reynolds American, for which the discount rate is independently determined based on a weighted average cost of capital in respect of the U.S. and U.S. market-related premiums, and Malaysia where the discount rate reflects
BAT Malaysia's weighted average cost of capital.
The long-term growth rates and discount rates have been applied to the budgeted cash flows of each cash-generating unit. These cash flows have been determined by local management based on experience, specific market and brand trends, as well as pricing and cost expectations. These have been endorsed by Group Management as part of the consolidated Group’s approved budget.
(v) Impairment testing – Goodwill (excluding Reynolds American and Canada)
The value-in-use calculations use cash flows based on detailed financial budgets prepared by Management covering a one-year period extrapolated over a 10-year horizon with growth of 3% (2023: 3%) in years two to ten, after which a growth rate of 1% (2023: 1%) has been assumed as the long-term volume decline is more than offset by pricing to drive revenue growth. A 10-year horizon is considered appropriate based on the Group’s history of profit and cash growth, its well-balanced portfolio of brands and the industry in which it operates.
For the Malaysian cash-generating unit, as a result of regulatory and macro-economic conditions, the above assumptions were amended to reflect the short- to medium-term plans spanning a period of five years after which a long-term growth rate of -1.4% has been assumed. During the year, the Malaysian government announced new regulations under the new tobacco control law, the Control of
Smoking Products for Public Health Act, which impact the sale of tobacco and vapour products. As a result of the upcoming regulations, goodwill associated with the Malaysia CGU has been impaired by £39 million.
Due to difficult trading conditions in South Africa with the growth in illicit trade following the ban of the sale of tobacco products introduced during the COVID-19 pandemic becoming further entrenched, the Group recognised an impairment charge of £291 million in
2023. No further worsening of conditions has been observed in 2024. Forecasted cash flows continue to support the carrying value of goodwill with no further indication of impairment.
In 2023, the Group recognised an impairment charge of £24 million in respect of its Peruvian cash-generating unit due to further market deterioration. As a result of the assessment in 2024, no further deterioration in performance was identified requiring further impairment.
Following the application of a reasonable range of sensitivities to all cash-generating units, there was no reasonably possible scenario identified that would lead to a potential impairment charge.
(vi) Impairment testing – Reynolds American
Goodwill and the brand intangibles relating to Reynolds American
Subsequent to the FDA announcement on 28 April 2022 of a proposed product standard to prohibit menthol as a characterising flavour in cigarettes, the FDA formally submitted the final product standard to the Office of Management and Budget on 18 October 2023.
Following delays, in January 2025, the new Trump administration withdrew the rule from the Office of Management and Budget and it is currently held pending the new Trump administration’s reconsideration of regulations advanced by the previous administration.
Management notes that the timetable for any final product standard remains uncertain.
On 21 June 2022, the FDA announced plans to develop a proposed product standard that would establish a maximum nicotine level in cigarettes and certain other combustible tobacco products to reduce addictiveness. On 15 January 2025, in the final days of the outgoing
Biden administration, the FDA issued a proposed product standard whereby the agency would limit nicotine levels in cigarettes following a two-year effective date from publication of any final rule. The proposed rule is currently subject to public comment, but may be de-
prioritised by the new Trump administration as it considers all proposed regulations advanced by the previous administration.
Management notes that the FDA proposed rule does not itself constitute restrictions on nicotine levels in cigarettes, and any proposed rule must still go through the established comprehensive U.S. rule-making process, the timetable and outcome for which remains uncertain. Management also notes that it is not known whether or when this proposed rule will be finalised, and, if adopted, whether the final rule will be the same as or similar to the proposed rule.
In December 2022, the sale of most tobacco products with characterising flavours (including menthol) other than tobacco were banned in the state of California. The impact of the ban in California has been reflected in the cash flow forecasts used in the impairment model.
The Group has a long-standing track record of managing regulatory shifts and, in the event of regulatory change, the Group remains confident in its ability to navigate that environment successfully.
During 2023, evolving insights indicated that the decline in industry volume would be higher than previously forecasted due to the continued macro-economic headwinds in the U.S. combined with an acceleration of the Vapour category growth. This growth is driven by combustibles consumers turning to Vapour devices (specifically through the use of illicit single-use products). Due to the continued
challenging trading conditions in the U.S., a detailed external study was commissioned to assist Management with an independent view of the potential forecast performance for the market. This review assisted Management in preparing the Group’s five-year forecast of the U.S. market, with further extrapolation based upon the estimated performance of the brands.
Following the review and as a result of the higher forecast combustibles market decline as described above, a total impairment of
£27,291 million in respect of the U.S. CGU was identified in 2023.
In 2024, in line with the approach used since 2022, the value-in-use calculation for the total U.S. CGU and the fair value calculations for the brand intangibles have been determined based on probability weighted scenarios to derive a risk-adjusted cash flow forecast applied within the valuations. These scenarios incorporate varying assumptions on potential timing for a final product standard to prohibit menthol as a characterising flavour in cigarettes becoming effective. However, the impact of the timing of any potential menthol ban was not deemed to be a key assumption.
The cash flow forecasts for the indefinite-lived brands, as described in note 12(e)(ii) above, have been incorporated in the probability weighted scenarios used in the Reynolds American goodwill model. Similarly, the model also incorporates a five-year risk-adjusted cash flow forecast for all of the definite-lived brands, based on detailed brand budgets prepared by Management using projected sales volumes and pricing (net revenue) and projected brand profitability which assumes a long-term volume decline of cigarettes generally offset by pricing. After this forecast, a probability weighted growth rate of 1.0% (2023: 1.0%) has been assumed for the Reynolds
American cash-generating unit.
For the Grizzly brand impairment test, a long-term growth rate of 1.0% (2023: 1.0%) is also applied. Following update of the recoverable amount based on the fair value less cost of disposal for Grizzly, Management concluded that the carrying value of the brand is supported by cash flows generated by the combined Traditional Oral and newly launched Grizzly Modern Oral product portfolio. There is significant judgement with regard to assumptions and estimates involved in the forecasting of future cash flows, which form the basis of the fair value calculation, and this is particularly true given the recent launch of the Grizzly Modern Oral product. A detailed external study was commissioned to assist Management with an independent view of the potential impacts on volume forecasts of cross-category use of Modern Oral products by Traditional Oral consumers to inform our forecast for the evolution of industry volumes for both Traditional and Modern Oral and the potential share of market for the latter that a Grizzly product offering can achieve. Management consider a 3%
reduction in the five-year volume CAGR for Grizzly to be reasonably possible sensitivity scenario and this would result in an impairment of £0.9 billion.
In order to support the long-term growth rates for Camel Snus, a cash flow forecast has also been prepared on a discrete basis, reflecting the revised useful economic life from 1 January 2025. This implies a long-term growth rate of -6.9% (2023: 1.0%) for Camel Snus.
As explained in note 12(e)(iii), the impairment test calculations for Newport, Camel, Pall Mall and Natural American Spirit use cash flows based on detailed brand budgets prepared by management over a five-year horizon after which volume decline, pricing and margin assumptions are extrapolated over the remaining useful life.
As indicated in the table below, the Newport brand fair value is highly sensitive to changes in the volume assumptions. Management believe a decrease in volume year-on-year in the discrete period by an additional 1% is a reasonably possible change. This would result in an impairment of £1.3 billion.
The excess of recoverable amount over the carrying value (headroom) of the Reynolds American cash-generating unit and the Newport,
Camel, Pall Mall, Natural American Spirit and Grizzly brand intangibles would be reduced to nil if the following individual changes were made to the key assumptions used in the impairment model.

		Reynolds American goodwill	Newport	Camel	Pall Mall	Natural American Spirit	Grizzly
Current headroom	£m	19,293	819	1,926	817	1,620	1,020
Assumptions:
Decrease in volume year-on-year in the discrete period by an additional *	%		(0.4)	(2.4)	(3.7)	(1.2)	(2.0)
Increase in pre-tax discount rate by	%	1.9	0.5	3.9	6.3	1.6	0.7
Decrease in long-term growth rate by**	%	(1.8)					(0.8)
Notes:
*Brand Intangibles only. Volume sensitivity results in a proportional reduction in both net revenue and direct costs with no impact to operating margin %. Fixed overhead cost allocations remain flat. This demonstrates a year-on-year decrease in operating cash flow for the discrete forecast years.
**Goodwill and Grizzly indefinite-lived brand intangible only
(vii) Impairment testing – Canada
Goodwill relating to Imperial Tobacco Canada Ltd (ITCAN)
In March 2019, ITCAN obtained an Initial Order from the Ontario Superior Court of Justice granting it protection under the Companies’
Creditors Arrangement Act (CCAA). Under a confidential court supervised mediation process, ITCAN has been negotiating a possible settlement of all of its outstanding tobacco litigation in Canada while continuing to run its business in the normal course.
As explained in note 24, on 17 October 2024, the court-appointed mediator and monitor filed a proposed plan of compromise and arrangement in the Ontario Superior Court of Justice. Substantially similar proposed plans were also filed for Rothmans, Benson &
Hedges Inc. (RBH, a subsidiary of Philip Morris International Inc.) and JTI-Macdonald Corp. (JTIM, a subsidiary of Japan Tobacco
International) (collectively, the Proposed Plans).
Under the Proposed Plans, if ultimately sanctioned and implemented, ITCAN, RBH and JTIM (the Companies) would pay an aggregate settlement amount of CAD$32.5 billion (£18.0 billion). This amount would be funded by:
–an upfront payment equal to all the Companies’ cash and cash equivalents on hand (including investments held at fair value) plus certain court deposits (subject to an aggregate industry withholding of CAD$750 million (£416 million)) plus 85% of any cash tax refunds that may be received by the Companies on account of the upfront payments; and
–annual payments based on a percentage (initially 85%, reducing over time) of each of the Companies’ net income after taxes, based on amounts generated from all sources, excluding New Categories, until the aggregate settlement amount is paid. The performance of ITCAN’s New
Categories (including Vapour products and nicotine pouches) is not included in the basis for calculating the annual payments.
These Proposed Plans, if ultimately sanctioned and implemented, would resolve ITCAN’s outstanding tobacco litigation in Canada and provide a full and comprehensive release to ITCAN, BAT p.l.c. and all related companies for all tobacco claims in Canada.
On 31 October 2024, the court hearing to rule on the Claims Procedure Orders and Meeting Orders took place and these were granted.
In accordance with the Meeting Order, a creditors' meeting was held on 12 December 2024 and the Proposed Plans were approved by the requisite majorities of the creditors. A sanction hearing took place between 29-31 January 2025. During the sanction hearing, the
Court was asked to sanction the Proposed Plans. The Court’s decision is currently pending and the stays are extended until 3 March
2025, or such time as the Court's decision on the sanction order is released.
The value-in-use calculations have been prepared based on a five-year cash flow forecast, after which a long-term rate of decline of
-3.65% (2023: -2.5%) on the underlying business is assumed. In line with the requirements of IAS36, the value-in-use derived from the forecast cash flows has been adjusted to include the book value of the provision recognised in respect of the settlement agreement and the liability is included within the carrying amount of the CGU for the purposes of the impairment test.
A pre-tax discount rate of 9.8% (2023: 20.3%) has been assumed. The change in rate is driven by the crystallisation of the liability related to the payments under the settlement plan, whereas in 2023 and previous years the risk associated with the ongoing mediation process was adjusted in the discount rate. Further information on the Québec Class Actions and CCAA can be found in note 31. Further details on the provision for the liability associated with the Proposed Plans and the discount rate applied to such provision, which differs to that applied for the impairment assessment, can be found in note 24.
The excess of value-in-use earnings over the carrying values (headroom) of the ITCAN goodwill would be reduced to nil if the following individual changes, none of which are considered reasonably possible by Management, were made to the key assumptions used in the impairment model.

Canada goodwill %
Assumptions
Decrease in revenue by*	21.3
Decrease in long-term growth rate by	10.5
Increase in pre-tax discount rate by	8.0
Note:
*Revenue sensitivities are performed in isolation and do not include the removal of the corresponding variable cost of sales. This demonstrates a decrease in revenue in each of the forecast years.